UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Allergan plc

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 4, 2017.

Meeting Information
ALLERGAN PLC	Meeting Type:	Annual Meeting
	For holders as of:	March 8, 2017
	Meeting Date:	May 4, 2017
	Meeting Time:	8:30 AM Local Time
	Meeting Location:	The Conrad Hotel
Earlsfort Terrace Dublin 2, Ireland

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain instructions on how to access the proxy materials and vote these shares.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE PROXY STATEMENT 2016 ANNUAL REPORT
OUR IRISH STATUTORY FINANCIAL STATEMENTS WILL BE AVAILABLE AT WWW.PROXYVOTE.COM ON OR BEFORE APRIL 12, 2017.
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy of These Documents:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 20, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance and voting. At the meeting, if you are eligible to vote the shares in person, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials (as described above), which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

	1a.	Nesli Basgoz, M.D.

	1b.	Paul M. Bisaro

	1c.	James H. Bloem

	1d.	Christopher W. Bodine

	1e.	Adriane M. Brown

	1f.	Christopher J. Coughlin

	1g.	Catherine M. Klema

	1h.	Peter J. McDonnell, M.D.

	1i.	Patrick J. O’Sullivan

	1j.	Brenton L. Saunders

	1k.	Ronald R. Taylor

	1l.	Fred G. Weiss

The Board of Directors recommends you vote FOR the following proposal:

2.	To approve, in a non-binding vote, Named Executive Officer compensation.

The Board of Directors recommends you vote ONE YEAR on the following proposal:

3.	To recommend, in a non-binding vote, whether a shareholder vote to approve the compensation of the Company’s Named Executive Officers should occur every one, two or three years.

The Board of Directors recommends you vote FOR the following proposals:

4.	To ratify, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017 and to authorize, in a binding vote, the Board of Directors, acting through its Audit and Compliance Committee, to determine PricewaterhouseCoopers LLP’s remuneration.

5.	To approve the material terms of the performance goals for the purposes of Section 162(m) under the Allergan plc 2017 Annual Incentive Compensation Plan.

The Board of Directors recommends you vote AGAINST the following proposal:

6.	To consider a shareholder proposal regarding an independent Board Chairman, if properly presented at the meeting.

NOTE: Your proxy may also be voted in accordance with the Board of Directors’ recommendations with respect to such other business as may properly come before the Annual Meeting or any adjournment, postponement or continuation thereof.